                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
                      THE INVESTMENT COMPANY OF AMERICA
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
    (5) Total fee paid:

    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    (3) Filing Party:

    ---------------------------------------------------------------------------
    (4) Date Filed:

    ---------------------------------------------------------------------------
Notes:

                   THE INVESTMENT COMPANY OF AMERICA
                                ________
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            APRIL 25, 1995
                                ________

TO THE SHAREHOLDERS OF
THE INVESTMENT COMPANY OF AMERICA:

 The Annual Meeting of Shareholders of The Investment Company of America (the "Company") will be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, April 25, 1995 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) election of a board of ten Directors;

 (2) ratification of the selection by the Board of Directors of Price Waterhouse LLP as the independent accountant for the Company for the year ending December 31, 1995; and

 (3) such other matters as may properly come before the meeting.

 The Board of Directors has fixed February 17, 1995, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

 THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

By order of the Board of Directors,

  VINCENT P. CORTI
  Secretary

March 13, 1995

                                   IMPORTANT
 SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                      THE INVESTMENT COMPANY OF AMERICA
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                   ________
                               PROXY STATEMENT
               ANNUAL MEETING OF SHAREHOLDERS  APRIL 25, 1995
                                   ________

The enclosed Proxy is solicited by the Board of Directors of the Company in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 25, 1995. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

 At the close of business on February 17, 1995, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 1,089,427,760 Common shares of capital stock, $1 par value per share, the only authorized class of voting securities of the Company (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Company to own beneficially 5% or more of the outstanding Shares of the Company.

 This Proxy Statement was first mailed to shareholders on or about March 13, 1995. The Company's Annual Report for the year ended December 31, 1994, including financial statements, has been mailed to shareholders. The Annual Report is not to be regarded as proxy solicitation material or as part of this Proxy Statement.

 With respect to the election of directors (Item 1), the ten nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date.

 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated Directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s).

1. ELECTION OF DIRECTORS
 Ten directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. All of the nominees for director were elected by shareholders at their last Annual Meeting on April 28, 1994. Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE               CURRENT PRINCIPAL             YEAR          MEMBERSHIPS ON                  SHARES
(POSITION WITH COMPANY        OCCUMPATION AND               FIRST         BOARDS OF OTHER                 BENEFICIALLY
AND AGE)                      PRINCIPAL EMPLOYMENT          ELECTED       REGISTERED INVESTMENT           OWNED, DIRECTLY
                              DURING PAST FIVE YEARS#       A             COMPANIES AND PUBLICLY          OR INDIRECTLY, AT
                                                            DIRECTOR      HELD COMPANIES                  FEBRUARY 17, 1995

CHARLES H. BLACK /1/ /3/      Private investor and          1981          AMCAP Fund                      44,006
(Director)                    consultant; former                          American Variable
68                            Executive Vice                                Insurance Series
                              President                                   Fundamental Investors
                              and Director,                               JMC Group, Inc.
                              KaiserSteel Corporation                     Pacific Stock Exchanges
                                                                          (Public Governor)
                                                                          Wilshire Technologies,
                                                                          Inc.

JOHN F. BOOKOUT /1/ /2/ /3/   Former Supervisory            1989          McDermott International,        58,591
(Director)                    Director, Royal Dutch                       Inc.
72                            Petroleum Company;
                              former Director,
                              President and
                              Chief Executive
                              Officer,
                              Shell Oil Company

ANN S. BOWERS /1/ /3/         President, The Noyce          1991          Network Peripherals, Inc.       6,855
(Director)                    Foundation
57

MALCOLM R. CURRIE /1/ /3/     Chairman Emeritus,            1992          LSI Logic Corporation           13,427
(Director)                    Hughes Aircraft                             Unocal Corporation
68                            Company;                                    U.S. Electricar
                              Chairman of the Board
                              of
                              Trustees, University of
                              Southern California

JON B. LOVELACE, JR.*         Capital Research and          1959          American Mutual Fund            57,765+
(Chairman of the Board)       Management Company,                         Capital Income Builder
68                            Vice                                        New Perspective Fund
                              Chairman of the Board
                              and Chairman of the
                              Executive Committee

JOHN G. MCDONALD /1/ /2/ /3/  The IBJ Professor of          1976          American Balanced Fund          6,385
(Director)                    Finance, Graduate                           Emerging Markets Growth
57                            School                                        Fund
                              of Business, Stanford                       EuroPacific Growth Fund
                              University                                  The Growth Fund of
                                                                            America
                                                                          The Income Fund of
                                                                            America
                                                                          New Perspective Fund
                                                                          Scholastic Corporation
                                                                          Varian Associates, Inc.
                                                                          Trinet Corp.

BAILEY U. MORRIS /1/ /3/      Editor, International         1993                                          605
(Director)                    Economic Insights;
50                            Senior Fellow,
                              Institute
                              for International
                              Economics; Consultant,
                              The Independent of
                              London

WILLIAM C. NEWTON*            Senior Partner, The           1985                                          32,194+
(President and                Capital Group Partners,
Director)                     L.P.; former Vice
64                            Chairman of the Board,
                              Capital Research and
                              Management Company

JAMES W. RATZLAFF*            Vice Chairman of the          1991          AMCAP Fund                      4,547+
(Executive Vice               Board, Capital Research                     American Balanced Fund
President and Director)       and Management Company                      American Mutual Fund
58                                                                        Fundamental Investors
                                                                          The Growth Fund of
                                                                            America
                                                                          The Income Fund of
                                                                            America
                                                                          New Perspective Fund

OLIN C. ROBISON /1/ /2/ /3/   President of the              1987          American Mutual Fund            1,508
(Director)                    Salzburg Seminar;
58                            President Emeritus,
                              Middlebury College


___________
# Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser").

+ Includes shares beneficially held under a master retirement plan.

/1/ The Company has an Audit Committee composed of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

/2/ The Company has a Nominating Committee which is composed of the above-designated directors. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Company. (Pursuant to rule 12b-1, the selection and nomination of directors who are not "interested persons" of the Company must be committed to the discretion of the non-interested directors then in office.) While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Company, c/o the Company's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. Suggestions must be received by the Company's Secretary before the end of the Company's fiscal year to be eligible for consideration for nomination at or before the next annual meeting of shareholders.

/3/ The Company has a Contracts Committee which is composed of all directors who are not considered to be "interested persons" of the Company within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Company proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

 There were seven Board of Directors, two Audit Committee, two Nominating Committee and one Contracts Committee meetings during the year ended December 31, 1994. All incumbent directors attended at least 90% of all Board meetings and meetings of the committees of which they were members.

 The Company has an Advisory Board currently composed of seven persons, all of whom were appointed by the Board of Directors. These individuals are, in the judgment of the Board of Directors, knowledgeable about political and economic matters. In addition to holding meetings from time to time with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, may consult from time to time with the Investment Adviser. Members of the Advisory Board, however, possess no authority or responsibility with respect to the Company's investments or management.

 The Company pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser. Each unaffiliated director is paid a fee of $32,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a Committee.

DIRECTOR COMPENSATION:
(FOR FISCAL YEAR ENDED DECEMBER 31, 1994)

DIRECTOR OR NOMINEE                  AGGREGATE                   TOTAL                       TOTAL
                                     COMPENSATION                COMPENSATION                NUMBER
                                     (INCLUDING                  FROM ALL FUNDS              OF FUND
                                     VOLUNTARILY                 MANAGED BY                  BOARDS
                                     DEFERRED                    CAPITAL                     ON WHICH
                                     COMPENSATION/1/)            RESEARCH AND                DIRECTOR
                                     FROM COMPANY                MANAGEMENT                  SERVES
                                     DURING                      COMPANY
                                     FISCAL YEAR ENDED
                                     12/31/94

Charles H. Black                     $54,200                     $102,300                    4

John F. Bookout                      49,600                      49,600                      1

Ann S. Bowers                        51,600                      51,600                      1

Malcolm R. Currie                    47,800                      47,800                      1

Jon B. Lovelace, Jr.                 none/2/                     none/2/                     4

John G. McDonald                     55,400/3/                   124,600                     6

Bailey U. Morris                     47,800                      47,800                      1

William C. Newton                    none/2/                     none/2/                     1

James W. Ratzlaff                    none/2/                     none/2/                     8

Olin C. Robison                      49,000                      72,400                      2


___________
/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Company in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Jon B. Lovelace, Jr., William C. Newton and James W. Ratzlaff are affiliated with the Company's Investment Adviser and, accordingly, receive no remuneration from the Company.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the Company (plus earnings thereon) for John G. McDonald was $57,184 at December 31, 1994. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Company until paid to the director.

                           OTHER EXECUTIVE OFFICERS

NAME                                 PRINCIPAL OCCUPATION (1)                             OFFICER
(POSITION WITH COMPANY)                                                                   CONTINUOUSLY
AND AGE                                                                                   SINCE (2)

WILLIAM R. GRIMSLEY                  Capital Research and Management Company,             1987
(Senior Vice President)              Senior Vice President
56

R. MICHAEL SHANAHAN                  Capital Research and Management Company,             1994
(Senior Vice President)              Chairman of the Board and Principal
56                                   Executive Officer

GREGG E. IRELAND                     Capital Research and Management Company,             1994
(Vice President)                     Vice President
45

ANNE M. LLEWELLYN                    Capital Research and Management Company,             1984
(Vice President)                     Associate
47

JAMES B. LOVELACE                    Capital Research and Management Company,             1994
(Vice President)                     Vice President
38

DONALD D. O'NEAL                     Capital Research and Management Company,             1994
(Vice President)                     Vice President
34

VINCENT P. CORTI                     Capital Research and Management Company,             1994
(Secretary)                          Vice President, Fund Business Management
38                                   Group

STEVEN N. KEARSLEY                   Capital Research and Management Company,             1975
(Treasurer)                          Vice President and Treasurer
53


                                  ___________
(1)The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2)Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

 No officer, director or employee of the Investment Adviser receives any remuneration from the Company. All directors and officers as a group owned beneficially fewer than 1% of the Shares outstanding on February 17, 1995.

2. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR 1995

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of Directors who are not "interested persons" of the Company as that term is defined in the 1940 Act) of the firm of Price Waterhouse LLP as independent public accountant for the Company for the year 1995. In addition to the normal audit services, Price Waterhouse LLP provided services in connection with the preparation and review of federal and state tax returns for the Company. Price Waterhouse LLP has served as the Company's independent public accountant since inception, and has advised the Company that it has no material direct or indirect financial interest in the Company or its affiliates. No representative of the firm of Price Waterhouse LLP is expected to attend the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THEIR SELECTION OF PRICE WATERHOUSE LLP.

OTHER MATTERS
 Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy discretionary authority to vote the Shares in respect of any such matters in accordance with their best judgment in the interest of the Company and its shareholders.

                             SHAREHOLDER PROPOSALS
 Notice is hereby given that any shareholder proposals for inclusion in proxy solicitation material for the next annual meeting, must be received by the Company at its principal executive offices, 333 South Hope Street, Los Angeles, CA 90071, by December 1, 1995. Any such proposals must comply with requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION
 Capital Research and Management Company is the investment adviser to the Company and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621. American Funds Distributors, Inc. is the principal underwriter of the Company's shares and is located at the Los Angeles and Brea addresses above and also at 8000 IH-10 West, San Antonio, TX 78230, 83332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The solicitation of the enclosed Proxies will be borne by the Company. If necessary to ensure satisfactory representation at the meeting, the officers of the Company may solicit Proxies to a limited extent by telephone or telecopier. Any such additional solicitation would be undertaken without cost to the Company, except actual out-of-pocket communication charges which are estimated not to exceed $1,000. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

 A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE COMPANY AT 333 SOUTH HOPE STREET, 52ND FLOOR, LOS ANGELES, CA 90071, OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Directors,

Vincent P. Corti
Secretary

March 13, 1995


This Notice of Annual Meeting and Proxy
Statement has been printed on recycled
paper that meets the guidelines of the
United States Environmental Protection Agency.

                               PROXY CARD

PROXY                             THE INVESTMENT COMPANY OF AMERICA

PROXY SOLICITED ON BEHALF         The undersigned hereby appoints Vincent
OF THE BOARD OF DIRECTORS         P. Corti, William C. Newton, M.J. Barbera
OF THE COMPANY FOR THE MEETING    and C.D. Dunlop, and each of them, his/her
OF SHAREHOLDERS TO BE HELD        true and lawful agents and proxies with
APRIL 25, 1995                    full power of substitution to represent
                                  the undersigned at the Annual Meeting
                                  of Shareholders to be held at the
                                  Corporation Trust Center, 1209 Orange
                                  Street, Wilmington, Delaware, On Tuesday,
                                  April 25, 1995 at 10:00 a.m., on all
                                  matters coming before the meeting.

                                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                  VOTED IN THE MANNER YOU DIRECTED.  IF NO
                                  DIRECTION IS GIVEN, WITH RESPECT TO ANY
                                  PARTICULAR ITEM, THIS PROXY WILL BE VOTED
                                  FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

                                  Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

---------DETACH ALONG PERFORATION AND RETURN IN THE ENVELOPE PROVIDED---------

------------------------------------------------------------------------------
|                                    IMPORTANT                                |
|  Shareholders can help the Company avoid the necessity and expense of       |
|  sending follow-up letters by promptly returning the enclosed proxy.        |
------------------------------------------------------------------------------

IMPORTANT INSTRUCTIONS FOR COMPLETING YOUR PROXY VOTE                 [LOGO]
------------------------------------------------------------------------------
- Please fill in the ovals // in red or black ink.        Account Number:
- Sign and date your proxy.
- Detach proxy and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.

ADDRESS CORRECTION
If address is not correct as shown, please make correction on this form. DETACH FROM PROXY and return to American Funds Service Company in the enclosed envelope.

                    IMPORTANT - PLEASE DETACH ALONG PERFORATION

                             THE INVESTMENT COMPANY OF AMERICA  PROXY

1. Election of Directors // To vote for all nominess
                         // To withhold your vote from all nominees

- Charles H. Black        - John F. Bookout         - Ann S. Bowers
- Malcolm R. Currie       - Jon B. Lovelace, Jr.    - John G. McDonald
- Bailey U. Morris        - William C. Newton       - James W. Ratzlaff
- Olin C. Robison

To withhold your vote for any individual   Account Number:
nominee write the nominee's name(s) on     Shares owned as of February 17, 1995
the line below.

---------------------------------------         For    Against    Abstain
2. Ratification of selection of Price
   Waterhouse LLP as independent accountant:     //       //        //

   In their discretion, upon other matters as may properly come before the meeting.

  SHAREHOLDER(S)
  PLEASE SIGN
  HERE             X__________________________X________________________
                              SIGNED                    SIGNED
                                                        _______________
                                                            (Date)